EXHIBIT 32


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of QORUS.COM, INC. (the "Company") on Form 10-QSB for the period ending March 31, 2004, (the "Report"), I, Kevin R. Keating, Chief Executive Officer and Chief Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1) The Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2) The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.


August 12, 2004

                                                    /s/ Kevin R. Keating
                                                    ----------------------------
                                                    Chief Executive Officer and
                                                    Chief Financial and
                                                    Accounting Officer